SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
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      14a-6(e)(2))
[X]   Definitive  Proxy  Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant  to ss.240.14a-11(c) or ss.240.14a-12


                           BOSTON BIOMEDICA, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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


                             BOSTON BIOMEDICA, INC.

     Notice of Special Meeting in Lieu of Annual Meeting of Stockholders of
                      Boston Biomedica, Inc. to be held on
                                  July 20, 1999

      The Special Meeting in Lieu of Annual Meeting of Stockholders of BOSTON BIOMEDICA, INC. will be held on Tuesday, July 20, 1999 at 4:00 p.m. at the Company's headquarters, 375 West Street, West Bridgewater, Massachusetts, for the following purposes:

1. To elect two Class III Directors to hold office until the 2002 Annual Meeting of Stockholders and until a successor or successors are duly elected and qualified.

2. To consider and act upon a proposal to amend the Boston Biomedica, Inc. Employee Stock Option Plan.

3. To consider and act upon a proposal to adopt the Boston Biomedica, Inc. 1999 Nonqualified Stock Option Plan.

4. To consider and act upon a proposal to adopt the Boston Biomedica, Inc. 1999 Employee Stock Purchase Plan.

5. To consider and act upon any matters incidental to the foregoing purpose and any other matters which may properly come before the Meeting or any adjourned session thereof.

      The Board of Directors has fixed May 25, 1999 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

      You are cordially invited to attend the Meeting.

                                              By Order of the Board Of Directors


                                              Candice J. Kobyluck,
                                              Clerk

Boston, Massachusetts
June 8, 1999

                             YOUR VOTE IS IMPORTANT

You are urged to sign, date and promptly return the accompanying form of Proxy, so that, if you are unable to attend the Meeting, your shares may nevertheless be voted. However, the proxy is revocable as described in the proxy statement.

                             BOSTON BIOMEDICA, INC.

                                 PROXY STATEMENT

                FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                           OF STOCKHOLDERS TO BE HELD
                                ON JULY 20, 1999


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boston Biomedica, Inc., a Massachusetts corporation with its principal executive offices at 375 West Street, West Bridgewater, Massachusetts 02379 (referred to hereinafter as the "Company"), for use at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on July 20, 1999, and at any adjournment or adjournments thereof (the "Meeting"). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about June 8, 1999. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

      Only stockholders of record at the close of business on May 25, 1999 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote xxxxxxx shares of Common Stock, $.01 par value, of the Company (the "Common Stock"). Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy.

      The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, for the election of the nominees as Directors, for the amendment of the Boston Biomedica, Inc. Employee Stock Option Plan, for the adoption of the Boston Biomedica, Inc. 1999 Nonqualified Stock Option Plan and for the adoption of the Boston Biomedica, Inc. 1999 Employee Stock Purchase Plan. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted by the proxies in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Clerk of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      At the Meeting, two Class III Directors are to be elected to serve until the 2002 Annual Meeting of Stockholders and until a successor or successors have been duly elected and qualified.

      The Company's Amended and Restated Articles of Organization and Bylaws provide that the Board of Directors shall be divided into three classes. At each Annual Meeting of Stockholders following the initial classification, the Directors elected to succeed those whose terms expire shall be identified as being the same class as the Directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of Stockholders after their election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual Director shall be elected is made because of a change in the number of Directors.

      The Board of Directors increased the number of Directors to six during March, 1999 in accordance with the Company's Amended and Restated Articles of Organization which authorizes the Board of Directors to change the number from time to time, and appointed William R. Prather as a new Class II Director. The term of Richard T. Schumacher and Kevin W. Quinlan expire at the Meeting. Mr. Schumacher and Mr. Quinlan have been renominated for election as Class III Directors, to hold office until the 2002 Annual Meeting of Stockholders and until their successor or successors have been duly elected and qualified.

      It is the intention of the persons named as proxies to vote for the election of Mr. Schumacher and Mr. Quinlan as Class III Directors. In the unanticipated event that either nominee should be unable to serve, the persons named as proxies will vote the proxy for such substitute, if any, as the present Board of Directors may designate or to reduce the number of Directors. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

      The following table sets forth certain information with respect to the nominees and each of the Directors whose term extends beyond the Meeting, including the year in which the nominee's term would expire, if elected.

                                                                                  Director      Year  Term  Expires,
Name                                  Age    Position                             Since         if Elected, and Class
----                                  ---    --------                             -----         ---------------------
Francis E. Capitanio (2)              54     Director                             1986          2000
                                                                                                Class I

Calvin A. Saravis (1)(2)              68     Director                             1978          2000
                                                                                                Class I

Henry A. Malkasian (1)                81     Director                             1978          2001
                                                                                                Class II



William R. Prather, R.Ph, MD          52     Senior Vice President, Business      1999          2001
                                             Development and Director                           Class II
Kevin W. Quinlan, CPA (2)*            49     Senior Vice President, Finance;      1978          2002
                                             Chief Financial Officer; Treasurer                 Class III
                                             and Director

Richard T. Schumacher (1)*            48     President; Chief Executive Officer   1978          2002
                                             and Chairman of the Board                          Class III

--------------------
*    Nominee for Class III Director.
    (1)  Member of the Compensation Committee
    (2)  Member of the Audit Committee

      Mr. Capitanio has served as a Director since January 1986. Since 1997, Mr. Capitanio has served as President of Kalisto Biologicals, Inc. From 1996 to 1997, he served as an independent consultant in the medical diagnostics industry. From 1980 to 1996, he served as President, Treasurer and Director of Diatech Diagnostics Inc. (formerly Immunotech Corporation), an in vitro diagnostics company and a wholly owned subsidiary of Healthcare Technologies Ltd. Mr. Capitanio received an M.B.A. from the Sloan School of Management, Massachusetts Institute of Technology and a B.S. in metallurgy from Massachusetts Institute of Technology.

      Dr. Saravis has served as a Director since 1978. Since 1984, he has been an Associate Professor of Surgery (biochemistry) at Harvard Medical School and an Associate Research Professor of Pathology at Boston University School of Medicine. From 1971 to 1997, Dr. Saravis was a Senior Research Associate at the Mallory Institute of Pathology and from 1979 to 1997, he was a Senior Research Associate at the Cancer Research Institute--New England Deaconess Hospital. Dr. Saravis received his Ph.D. in immunology and serology from Rutgers University.

      Mr. Malkasian has served as a Director since 1978. Mr. Malkasian is an attorney-at-law and a member of the firm Malkasian, Hicinbothem & Mollica in Massachusetts. He received his J.D. degree from Harvard University School of Law and a B.A. degree from Clark University.

      Dr. Prather joined the Company in January, 1999 as Senior Vice President, Business Development, and was appointed to the Board of Directors in March, 1999. From 1992 to 1995, Dr. Prather was the Senior Analyst in Health Care for Manning and Napier Advisors and from 1995 to 1998, he was the Senior Health Care Analyst for Cruttenden Roth, Inc. Dr. Prather earned a B.S. in pharmacy and his MD at the University of Missouri - Kansas City, and completed a Clinical Research Geriatric Fellowship at Harvard Medical School.

      Mr. Quinlan, a Director of the Company since 1978, has been Senior Vice President, Finance, Treasurer, and Chief Financial Officer since 1993. From 1990 to 1992, he was the Chief Financial Officer of ParcTec, Inc., a New York-based leasing company. Mr. Quinlan served as Vice President and Assistant Treasurer of American Finance Group, Inc. from 1981 to 1989 and was employed by Coopers & Lybrand from 1975 to 1980. Mr. Quinlan is a certified public accountant and received a M.S. in accounting from Northeastern University and a B.S. in economics from the University of New Hampshire.

      Mr. Schumacher, the founder of the Company, has been President since 1986, and Chief Executive Officer and Chairman since 1992. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was employed by the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in zoology from the University of New Hampshire.

Meetings of the Board of Directors

      The Board of Directors of the Company held four meetings during the fiscal year ended December 31, 1998. Each current Director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees of which he was a member during such fiscal year.

      The Board of Directors has an Audit Committee, currently comprised of Messrs. Capitanio, Quinlan and Saravis, which met once during fiscal year 1998. The functions performed by this Committee include recommending to the Board of Directors the engagement of the independent accountants, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent accountants.

      The Board of Directors also has a Compensation Committee, currently comprised of Messrs. Schumacher, Saravis and Malkasian. The Compensation
Committee met twice during fiscal year 1998. The functions of the Compensation Committee include making recommendations and presentations to the Board of Directors on compensation levels, including salaries, incentive plans, benefits and overall compensation, for officers and Directors and issuance of stock options to officer, Directors and employees.

      The Board of Directors does not have a nominating committee. Changes in Directors are considered by the entire Board of Directors.

Security Ownership of Directors, Officers and Certain Beneficial Owners

        The following table sets forth certain information as of March 26, 1999 concerning the beneficial ownership of Common Stock by each Director, each nominee for Director, each named Executive Officer in the Summary Compensation Table under "Executive Compensation," below, all named Executive Officers and Directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Company's Common Stock. This information is based upon information received from or on behalf of the named individuals.

                                                                           Number of Shares of
                                                                        Common Stock Beneficially
                                Name *                                            Owned              Percent of Class

Richard T. Schumacher(1)(2)........................................               1,018,897                20.98%
   c/o Boston Biomedica, Inc.
   375 West Street
   West Bridgewater, MA  02379
Henry A. Malkasian(1)(3)...........................................                 313,310                 6.62%
   c/o Malkasian, Hicinbothem & Mollica
   Framingham Executive Park
   40 Speen Street
   Framingham, MA  01701
Kevin W. Quinlan, CPA(1)...........................................                  94,850                 1.98%
Richard C. Tilton, Ph.D.(1)........................................                  64,375                 1.35%
William R. Prather, R.Ph, MD (1)(5)................................                  58,300                 1.23%
Mark M. Manak, Ph.D.(1)(4).........................................                  56,675                 1.19%
Patricia E. Garrett, Ph.D.(1)......................................                  49,875                 1.05%
Barry M. Warren(1).................................................                  33,375                  **
Calvin A. Saravis, Ph.D.(1)........................................                  10,956                  **
Francis E. Capitanio(1)............................................                   2,500                  **
All Executive Officers and Directors as a group
(10 Persons)(1)(2)(3)(4)(5)........................................               1,703,113                35.40%
Irwin J. Gruverman(6)..............................................                 378,510                 8.01%
   c/o G & G Diagnostics Limited Partnerships I, II and III
   30 Ossipee Road
   Newton, MA  02164

------------

*    Address provided for beneficial owners of more than 5% of the Common Stock.
**   Less than 1% of the outstanding Common Stock.

(1) Includes the following shares subject to options exercisable within 60 days after March 26, 1999: Mr. Schumacher -- 138,690; Mr. Malkasian -- 12,500; Mr. Quinlan -- 71,250; Dr. Tilton -- 38,375; Dr. Prather -- 5,000,
      Dr. Manak -- 38,375;  Dr.  Garrett -- 25,875,  Mr.  Warren -- 33,375;  Dr.
      Saravis -- 10,956; and Mr. Capitanio -- 2,500.

(2) Includes 50,000 shares held of record by Mr. Schumacher's spouse and 20,000 shares held of record by Mr. Schumacher as custodian for his daughter. Excludes certain additional shares held by other relatives of Mr. Schumacher as to which Mr. Schumacher disclaims beneficial ownership.

(3) Includes 12,000 shares held of record by Mr. Malkasian's son, 5,000 shares held by Mr. Malkasian's daughter, 53,150 shares held by Mr. Malkasian's spouse and 30,000 shares held by Mr. Malkasian as trustee in trust for each of his son and his daughter.

(4) Includes 4,000 shares held of record by Mr. Manak as custodian for his daughter.

(5) Includes 53,300 shares held by Avon Medical Profit Sharing Plan and Trust. Dr. Prather and his spouse are the sole trustees and beneficiaries of the trust.

(6) Includes 355,593 shares held of record by three limited partnerships of which Mr. Gruverman is the general partner and 10,000 fully vested options held by Mr. Gruverman.

Executive Compensation

        The following Summary Compensation Table sets forth the compensation of each of the Chief Executive Officers and the other Executive Officers of the Company who were serving as Executive Officers at the end of fiscal year 1998.

                           Summary Compensation Table
                           --------------------------

                                                       Annual Compensation                                  Long Term
                                                       -------------------                                Compensation   All Other
                                                 Fiscal                                                   ------------
          Name and                                Year         Salary        Bonus      Other Annual         Options    Compensation
     Principal Position                          Ended          ($)           ($)       Compensation          (#)          ($)
------------------------------------------      --------      --------      --------      --------         --------      --------

Richard T. Schumacher, ...................      12/31/98      $200,002      $  5,000      $    370(1)        15,000      $    420(2)
  President,  Chief ......................      12/31/97       194,616          --           2,008(1)          --            --
  Executive Officer and ..................      12/31/96       193,502          --           2,008(1)         5,000          --
  Chairman of the Board

Kevin W. Quinlan, CPA ....................      12/31/98      $143,347      $  4,000          --             10,000          --
  Senior Vice President, .................      12/31/97       139,927          --            --               --            --
  Finance, Treasurer, ....................      12/31/96       133,772          --            --              5,000          --
  Chief Financial Officer
  and Director

Barry M. Warren ..........................      12/31/98      $137,601      $  3,000          --              6,000          --
  Senior Vice President, .................      12/31/97       129,367          --            --               --            --
  Sales & Marketing ......................      12/31/96       123,671          --            --             22,500          --

Richard C. Tilton, Ph.D ..................      12/31/98      $127,019      $  3,000      $  6,000(3)         6,000          --
  Senior Vice President, .................      12/31/97       121,164          --           6,000(3)          --            --
  Specialty Laboratory ...................      12/31/96       106,197          --           6,000(3)         2,500          --
  Services

Mark M. Manak, Ph.D ......................      12/31/98      $118,510      $  3,000          --              6,000          --
  Senior Vice President, .................      12/31/97       116,388          --            --               --            --
  Research & .............................      12/31/96       111,058          --            --              2,500          --
  Development

Patricia E. Garrett, Ph.D ................      12/31/98      $108,787      $  3,000          --              6,000          --
  Senior Vice President, .................      12/31/97       106,188          --            --               --            --
  Regulatory Affairs & ...................      12/31/96       100,966          --            --              2,500          --
  Strategic Programs

--------

(1)      Consists of personal usage of Company vehicle
(2)      Includes the value of premiums paid for a term life, insurance policy.
(3)      Consists of automobile allowance

      The following table shows stock options granted to the named Executive Officers in fiscal 1998:

                                        Options Granted in Fiscal Year 1998

                                                    Individual Grants                            Potential Realizable Value
                                                                                                             at
                               ------------------------------------------------------------
                                 Number of        % of Total                                       Assumed Annual Rates of
                                Securities          Options                                       Stock Price Appreciation
                                Underlying        Granted to      Exercise                       for Option Term at Year End
                                                                  ----------    -----------     ------------------------------
                                  Options          Employees      Price         Expiration
            Name                  Granted           in 1998        ($/Sh.)         Date              5%             10%
            ----
                               --------------     ------------    ---------- -- -----------     ------------- ----------------
Richard T. Schumacher                 15,000            4.88%         $3.25        4/14/08           $30,659          $77,695
Kevin W. Quinlan, CPA                 10,000            3.26%          3.25        4/14/08            20,439           51,797
Barry M. Warren                        6,000            1.95%          3.25        4/14/08            12,263           31,078
Richard C. Tilton, Ph.D.               6,000            1.95%          3.25        4/14/08            12,263           31,078
Mark M. Manak, Ph.D.                   6,000            1.95%          3.25        4/14/08            12,263           31,078
Patricia E. Garrett, Ph.D.             6,000            1.95%          3.25        4/14/08            12,263           31,078

      The following table shows stock options exercised by the named Executive Officers during fiscal 1998, including the aggregate value realized upon exercise. This represents the excess of the fair market value over the purchase price at the time of purchase. In addition, this table includes the number of shares underlying both "exerciseable" (i.e. vested) and "unexerciseable" (i.e. unvested) stock options as of December 31, 1998. Also reported are the values of "in-the-money" options, which reflect the positive spread between the exercise price of any such existing stock options and the closing year end per share price of the Common Stock of $2.96875.

                                        Aggregated Option Exercises in Last
                                   Fiscal Year and Fiscal Year End Option Values

                               Shares                            Number of Securities             Value of Unexercised
                                Acquired                        Underlying Unexercised            In-the-Money Options
                                   on         Value (1)          Options at Year End                  at Year End
                                                              ---------------------------      ---------------------------
            Name                Exercise       Realized       Exercisable  Unexercisable       Exercisable  Unexercisable
                               -----------    -----------     ------------ --------------      ------------ --------------
Richard T. Schumacher              --             --              138,690         13,690          $220,963      $275
Kevin W. Quinlan, CPA              --             --               71,250          8,750            50,469       --
Barry M. Warren                    --             --               33,375         10,125                --       --
Richard C. Tilton, Ph.D.           --             --               38,375          5,125                --       --
Mark M. Manak, Ph.D.               --             --               38,375          5,125            16,406       --
Patricia E. Garrett, Ph.D.       10,000        $50,000             25,875          5,125            32,875       --

-------------------
(1) Based upon the closing price of the Common Stock on the Nasdaq National Market on the date of exercise, minus the respective option exercise price.

Report on Stock Option Repricing Amendment

      On December 11, 1998, the Board determined that certain stock options issued to employees and consultants of the Company had an exercise price significantly higher than the market value of the Company's Common Stock. In light of the Board's conclusions that such options were not providing the desired incentive, the Board provided employees with the opportunity to amend options previously granted to them (the "Amended Options") to purchase the same number of shares of Common Stock at an exercise price of $3.25 per share, a premium over the then fair market value of the Common Stock. Employees and consultants were given the choice of accepting the amendment, maintaining the original vesting schedule, but with a one year moratorium, on the exercise of vested amended options, in effect until December 11, 1999, or maintaining their existing options with no moratorium. The Company amended options to purchase 411,417 shares of Common Stock with an original weighted average exercise price of $6.72 per share.

The following table sets forth information concerning stock options which have been amended for the Company's Executive Officers:


                                                        Market                            Length of
                                             Number     Price of   Exercise              Option Term
                                               of       Stock at   Price at     New       Remaining
                                             Options    Time of     Time of   Exercise    at Date of
            Name                     Date    Amended   Amendment   Amendment   Price      Amendment
-----------------------------    ---------- --------- ----------- ---------- ---------- -------------
Richard T. Schumacher              02/28/96    5,000    $2.5625      $7.00       $3.25      7 years
                                   04/14/98   15,000     2.5625       6.25        3.25      9 years
Kevin W. Quinlan, CPA              02/28/96    5,000     2.5625       7.00        3.25      7 years
                                   04/14/98   10,000     2.5625       6.25        3.25      9 years
Barry M. Warren                    11/08/93   15,000     2.5625       4.50        3.25      4 years
                                   02/28/96   22,500     2.5625       7.00        3.25      7 years
                                   04/14/98    6,000     2.5625       6.25        3.25      9 years
Richard C. Tilton, Ph.D.           02/28/96    2,500     2.5625       7.00        3.25      7 years
                                   04/14/98    6,000     2.5625       6.25        3.25      9 years
Mark M. Manak, Ph.D.               02/28/96    2,500     2.5625       7.00        3.25      7 years
                                   04/14/98    6,000     2.5625       6.25        3.25      9 years
Patricia E. Garrett, Ph.D.         11/08/93    2,500     2.5625       4.50        3.25      4 years
                                   02/28/96    2,500     2.5625       7.00        3.25      7 years
                                   04/14/98    6,000     2.5625       6.25        3.25      9 years

                                    Compensation Committee

                                    Richard T. Schumacher
                                    Henry A. Malkasian
                                    Calvin A. Saravis

Compensation of Directors

      Directors of the Company do not receive cash compensation for their services. Each Director has been eligible to receive options to purchase Common Stock under the Company's

1987 Non-Qualified Stock Option Plan which expired in December, 1997. The Board of Directors has adopted, subject to stock holder approval, the Boston Biomedica, Inc. 1999 Nonqualified Stock Option Plan, See Proposal No. 3, "Adoption of the Company's 1999 Nonqualified Stock Option Plan".

Compensation Committee Interlocks and Insider Participation

      Decisions regarding executive compensation are made by the Board of Directors based on the recommendations of the Compensation Committee. The Compensation Committee of the Board of Directors is comprised of Richard T. Schumacher, Henry A. Malkasian and Calvin A. Saravis, each of whom has received options to purchase Common Stock. Mr. Schumacher serves as the President and Chief Executive Officer of the Company. Messrs. Malkasian and Saravis are neither former nor current officers or employees of the Company.

Compensation Committee Report

      The Compensation Committee of the Board of Directors is comprised of Mr. Schumacher and two non-employee Directors, Messrs. Malkasian and Saravis. The functions of the Compensation Committee include making recommendations and presentations to the Board of Directors on compensation levels, including salaries, incentive plans, benefits and overall compensation for officers and Directors and issuance of stock options to officers, Directors and employees. The Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other Executive Officers of the Company.

      The objectives of the Compensation Committee in determining the type and amount of Executive Officer compensation are to provide a level of base compensation which allows the Company to attract and retain superior talent. The Compensation Committee endeavors to align the Executive Officer's interests with the success of the Company through participation in the Company's Employee Stock Option Plan, which provides the Executive Officer with the opportunity to build a substantial ownership interest in the Company.

      The compensation of Executive Officers includes cash compensation, the grant of stock options and participation in benefit plans generally available to employees. In determining base salary, the Compensation Committee considers executive compensation for comparably sized companies as well as the individual experience and performance of each Executive Officer. The Compensation Committee sets base salaries at a level that it believes is comparable to cash compensation of officers with similar responsibilities in similarly situated corporations.

      Each of the Executive Officers, including Mr. Schumacher, and all full-time employees are eligible to receive grants of options under the Company's Employee Stock Option Plan. The Employee Stock Option Plan is used to provide incentives to officers and employees and to associate more closely the interests of such persons with stockholders' interests and the long-term success of the Company. In determining the number of options to be granted to each Executive Officer or employee, the Compensation Committee makes a subjective determination based on factors such as the individual's level of responsibility, performance, and number of options held. During fiscal 1998, a total of 49,000 options were granted to the named Executive Officers under the Employee Stock Option Plan.

      During the fiscal year ended December 31, 1998, Mr. Schumacher, the Company's Chief Executive Officer, received a base salary of $200,002. The Compensation Committee believes that this compensation is comparable to the cash compensation of chief Executive Officers of comparable companies. Mr. Schumacher was granted options to purchase a total of 17,380 shares of Common Stock in 1998.

                                    Compensation Committee

                                    Richard T. Schumacher
                                    Henry A. Malkasian
                                    Calvin A. Saravis

Performance Graph

      The following graph compares the change in the Company's cumulative total shareholder return from October 31, 1996, when the Company's Common Stock became publicly traded, to March 31, 1999, including December 31, 1998, the last trading day of fiscal 1998, with the cumulative total return on the NASDAQ Stock Market Index (U.S. Companies) and the NASDAQ Pharmaceuticals Stocks Index (SIC 2830-2839 U.S. and Foreign) for that period.

                               [Performance Graph]


                                     Legend

Symbol    Index Description
------    -----------------
                                     10/31/96 12/31/96 3/31/97 6/30/97 9/30/97 12/31/97 3/31/98 6/30/98 9/30/98 12/31/98 3/31/99
                                     -------- -------- ------- ------- ------- -------- ------- ------- ------- -------- -------
_____[]   Boston Biomedica, Inc.        100.0     87.1   122.6   109.7    93.5     71.0    90.0    69.0    32.0     38.0    44.0
-----/\   Nasdaq Stock Market           100.0    106.1   100.4   118.7   138.8    130.2   152.0   156.0   141.0    183.0   205.0
            (U.S. Companies)
_ _ _ o   Nasdaq Pharmaceuticals        100.0    101.6    96.5   104.2   116.9    104.9   116.0   107.0   101.0    134.0   147.0
          Stocks (SIC 2830-2839 U.S.
             & Foreign)


Assumes $100 invested on October 31, 1996 in the Company's Common Stock, the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Pharmaceuticals Stocks Index (SIC 2830-2839 U.S. & Foreign), and the reinvestment of any and all dividends.

Certain Relationships And Related Transactions

      The Company is a party to a Registration Rights Agreement dated June 5, 1990, as amended (the "Registration Agreement"), with G&G Diagnostics Limited Partnership I and G&G Diagnostics Limited Partnership II (together, "G&G") pursuant to which G&G has certain rights to have its shares of Common Stock registered by the Company under the Securities Act. A total of 355,593 shares of Common Stock (the "Registrable Shares") held by G&G or subject to warrants held by G&G may be registered under the Registration Agreement. If the Company proposes to register any of its securities under the Securities Act, either for its own account or for the account of other securityholders, G&G is entitled to notice of the registration and is entitled to include, at the Company's expense, the Registrable Shares therein, provided, among other conditions, that the underwriters have the right to limit the number of such shares included in the registration. In addition, G&G may require the Company at its expense on no more than two occasions, to file a registration statement under the Securities Act with respect to its Registrable Shares, and the Company is required to use its best efforts to effect such a registration, subject to certain conditions and limitation. Further, G&G may require the Company at its expense to register the Registrable Shares on Form S-3 when such form is available to the Company, subject to certain conditions and limitations.

                                 PROPOSAL NO. 2
                   AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN

      The Board of Directors has approved, subject to stockholder approval, an amendment to the Boston Biomedica, Inc. Employee Stock Option Plan, (the "Employee Stock Option Plan") to increase the number of shares of Common Stock which may be issued upon exercise of options granted under the Employee Stock Option Plan from 1,500,000 shares to 2,000,000 shares.

Summary of the Employee Stock Option Plan

      The following is a summary description of the Employee Stock Option Plan and is qualified in its entirety by reference to the text of the Employee Stock Option Plan which is set forth as Exhibit A to this proxy statement.

      Purpose. The purpose of the Employee Stock Option Plan is to provide increased incentives to employees of the Company to remain affiliated with the Company, to promote the success of the Company's business, to encourage prospective employees to become affiliated with the Company and to associate more closely the interests of such persons with those of the Company through the granting of options to acquire the capital stock of the Company.

      Administration. The Employee Stock Option Plan is administered by a committee (the "Committee") which consists solely of two or more non-employee Directors as provided in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

      Subject to the express provisions of the Employee Stock Option Plan, the Committee has the authority and sole discretion to determine those employees of the Company to whom options may be granted under the Employee Stock Option Plan, the number of shares covered by an option and the terms and conditions of the options to be granted, and the time or times when the options are granted. The Committee also has authority to alter any restrictions or conditions upon options, adopt rules and regulations, and make all other determinations deemed necessary or desirable for the administration of the Employee Stock Option Plan.

      Eligible Participants. Options under the Employee Stock Option Plan may only be granted to those employees of the Company who are employed a minimum of 20 hours per week. Currently, 227 of the Company's approximately 264 employees are eligible to receive grants of options under the Employee Stock Option Plan.

      Shares Subject to the Employee Stock Option Plan. If the proposed amendment is approved by the stockholders at the Meeting, a total of 2,000,000 shares of Common Stock will be issuable upon exercise of options granted or which may be granted under the Employee Stock Option Plan. The shares of Common Stock to be issued upon exercise of options granted under the Employee Stock Option Plan may include, at the discretion of the Board of Directors, authorized but unissued shares, shares previously reserved for issuance upon exercise of options which have expired or been terminated or treasury shares. If any option granted under the Employee Stock Option Plan expires or terminates for any reason without having been exercised in full, the remaining shares covered thereby will be available for grant under additional options under the Employee Stock Option Plan. As of 3/31/99, options to purchase 955,887 shares of Common Stock had been granted under the Employee Stock Option Plan.

      Stock Options. The Committee may grant either stock options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, ("incentive stock options") or stock options which are not qualified as incentive stock options ("non-qualified stock options").

      Limitation on Grant of Options. The aggregate fair market value of the Common Stock (determined as of the time of the grant of any option designated as an incentive stock option by the Committee) with respect to which options designated as incentive stock options are exercisable for the first time by a holder during any calendar year, under all plans of the Company, providing incentive stock options, may not exceed $100,000.

      Option Price. The price at which any shares of Common Stock may be purchased pursuant to the exercise of an option granted under the Employee Stock Option Plan is fixed by the Committee but may not be less than par value. In the case of an incentive stock option, the purchase price may not be less than the fair market value of the Common Stock on the date of grant of the options (or, in the case of holders of at least 10% of the Company's outstanding Common Stock, 110% of the fair market value on such date), without regard to any restrictions other than those restrictions which by their terms will never lapse. The closing price of the Company's Common Stock on 3/31/99 was $3.375.

      Exercise of Options. Each option granted under the Employee Stock Option Plan will continue in effect for such period as the Committee determines, provided that no incentive stock option, or installment thereof, may be exercisable subsequent to ten years from the date of grant (five years from the date of grant in the case of options issued to 10% stockholders). Options granted under the Employee Stock Option Plan generally vest over a period of 4 years. No option may be exercisable beyond three months after the date upon which the option holder ceases to be an employee of the Company, except that the Committee may provide in the option that in the event of termination of employment by reason of death or permanent and total disability of the holder, the option may be exercised by the holder of his or her estate for a period of up to one year after termination of employment. The Committee may provide for the termination of any option upon termination of the option holder's affiliation with the Company.

      At the discretion of the Committee, any options granted under the Employee Stock Option Plan may be subject to restrictions on vesting or transferability or to risk of forfeiture upon the happening of such events as the as the Committee may determine, any of which may be accelerated or waived in the Committee's sole discretion. The purchase price for the shares of Common Stock must be paid in full upon exercise and may be paid in cash, by delivery of shares of Common Stock or any combination of cash and Common Stock as the Committee may permit.

      Transfer Restrictions. An option is exercisable only by the holder during his or her lifetime, and no option or right or interest in an option is assignable or transferable by the holder except by will or the laws of descent and distribution.

      Changes in Common Stock. If the Company is a party to any merger, consolidation, purchase of property or stock, separation or reorganization or liquidation, the Board of Directors (or if the Company is not the surviving corporation, the board of Directors of the surviving corporation) has the authority to make arrangements, which will be binding on option holders, for the substitution of new options for, or the assumption by another corporation of, any options then outstanding under the Employee Stock Option Plan.

      If by reason of recapitalization, reclassification, stock split, combination of shares, or dividend on the Common Stock payable in Common Stock, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, the Board of Directors will conclusively determine the appropriate adjustment in the exercise prices of outstanding options and in the number and kind of shares as to which outstanding options will be exercisable.

      In the event of any of the foregoing transactions, the total number of shares of Common stock on which options may be granted under the Employee Stock Option Plan will be appropriately adjusted by the Board of Directors.

      Indemnity. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Company shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities under the Employee Stock Option Plan. The Company has agreed to indemnify the members of the Board of Directors, the members of the Committee and the employees of the Company in respect of any claim, loss, damage or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

      Amendment, Termination and Duration of the Employee Stock Option Plan. The Board of Directors may amend, suspend or terminate the Employee Stock Option Plan in whole or in part. The Board of Directors may not, however, materially increase the benefits accruing to option holders, increase the number of shares of Common Stock reserved for issuance pursuant to the Employee Stock Option Plan or materially modify the requirements to be a participant in the Employee Stock Option Plan without stockholder approval. Except as otherwise provided in the Employee Stock Option Plan, no amendment, suspension or termination of the Employee Stock Option Plan may affect the rights of any option holder without such option holder's consent. The Employee Stock Option Plan will terminate on March 29, 2004. No option may be granted under the Employee Stock Option Plan thereafter, but such termination will not affect the validity of options granted prior to the date of termination.

      Federal Tax Consequences. The following general discussion of the Federal income tax consequences of the issuance and exercise of options granted under the Employee Stock Option Plan is based upon the provisions of the Internal Revenue Code as in effect on the date of this proxy statement (the "Code"), current regulations thereunder, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the Federal income tax consequences of Employee Stock Option Plan or of the requirements that must be met in order to qualify for the described tax treatment. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to the state tax laws. The Employee Stock Option Plan is not qualified under Section 401 of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

      Incentive Stock Options under the Employee Stock Option Plan. An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

      Assuming a gain, an option holder will recognize taxable income upon the disposition of the shares of Common Stock received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a "disqualifying disposition" (as defined below) will be taxable as long-term capital gain.

      A "disqualifying disposition" means any disposition of shares of Common Stock acquired on the exercise of an incentive stock option within two years of the date the stock option was granted or within one year of the date the shares were transferred to the option holder. The use of the shares acquired pursuant to the exercise of an incentive stock option to pay the option exercise price under another incentive stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (i) the lesser of (a) the fair market value of the shares on the date of exercise or (b) the amount actually realized on the disposition over (ii) the option exercise price will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the option holder's holding period for the shares. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the option holder is not limited to the amount of gain which would be recognized in the event of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

      Certain option holders are generally subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)") upon their sale of shares of Common Stock. This may affect their tax liability if they make a disqualifying disposition of shares acquired on exercise of an incentive stock option. If an option holder subject to Section 16(b) makes a disqualifying disposition, the date on which the fair market value of the shares is determined may be postponed. The IRS regulations have not yet been amended to conform with the most recent revision to Section 16(b). However, it is generally anticipated that the date on which the fair market value of the shares is determined (the "Determination Date") will be the earlier of (i) the date six months after the date the stock option was granted or, if earlier, (ii) the first day on which the sale of the shares would not subject the individual to liability under
Section 16(b). It is possible that the six month period will instead run from the option holder's most recent grant or purchase of common Stock prior to his or her exercise of the stock option. On the Determination Date, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of Common Stock at that time over the option exercise price. Despite the general rule, if there is a disqualifying disposition and the Determination Date is after the date of exercise, the option holder may make an election pursuant to Section 83(b) of the Code in which case the option holder will recognize ordinary taxable income at the time the stock option is exercised and not on the later date. In order to be effective, the 83(b) election must be made and filed with the IRS within 30 days after exercise.

      In general, in the year of exercise of an incentive stock option, an option holder must compute the excess of the fair market value of the shares issued upon exercise over the exercise price and include this amount in the calculation of his or her alternative minimum taxable income. The application of the alternative minimum tax rules for an option holder subject to Section 16(b) or who receives shares that are not "substantially vested" are more complex and may depend upon whether the holder makes a Section 83(b) election, as described above. Because of the many adjustments that apply to the computation of the alternative minimum tax, it is not possible to predict the application of the tax to any particular option holder. However, an option holder may owe alternative minimum tax even though he or she has not disposed of the shares or otherwise received any cash with which to pay the tax, and with the enactment of the Taxpayer Relief Act of 1997, the alternative minimum tax rate is now higher than the rate applicable to long-term gains.

      The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the option holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a timely provided and filed Form W-2.

      Non-Qualified Stock Options under the Employee Stock Option Plan. The recipient of a non-qualified stock option under the Employee Stock Option Plan will not recognize any taxable income at the time the stock option is granted. Upon exercise, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of Common Stock received on the date of exercise over the option exercise price. Upon a subsequent sale of the shares, long-term or short-term capital gain or loss (depending upon the holding period) will generally be recognized equal to the excess of the difference between the amount realized over the fair market value of the shares on the date of exercise.

      The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

      Cashless Exercise. An option holder who pays the option exercise price, in whole or in part, by delivering shares of Common Stock already owned by him or her will generally recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. As noted above, if shares received on the exercise of an incentive stock option are used within the time periods that apply to a disqualifying disposition, then the rules for disqualifying dispositions, described above, will apply. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis and holding period of the shares received will be equal to the basis and holding period of the shares surrendered, plus the income, if any, recognized in the case of any applicable disqualifying disposition. The basis of the shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

Vote Required to Amend the Employee Stock Option Plan

      The affirmative vote of a majority of holders of the Common Stock present in person or by proxy at the Meeting is required for adoption of Proposal No. 2.

      The Board of Directors recommends that stockholders vote FOR approval of Proposal No. 2.

                                 PROPOSAL NO. 3
                            ADOPTION OF THE COMPANY'S
                       1999 NONQUALIFIED STOCK OPTION PLAN

      The Board of Directors has adopted, subject to stockholder approval, the Boston Biomedica, Inc. 1999 Nonqualified Stock Option Plan (the "1999 Plan").

Summary of the 1999 Plan

      The following is a summary description of the 1999 Plan and is qualified in its entirety by reference to the text of the 1999 Plan which is set forth as Exhibit B to this proxy statement.

      Purpose. The purpose of the 1999 Plan is to attract and retain employees, Directors, advisors and consultants and provide an incentive for them to assist the Company to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

      Administration. The 1999 Plan will be administered by the Compensation Committee of the Board of Directors, or such other committee of not less than two members of the Board of Directors appointed by the Board of Directors to administer the 1999 Plan (the "Committee").

      Subject to the express provisions of the 1999 Plan, the Board of Directors has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the 1999 Plan as it shall from time to time consider advisable, and to interpret the provisions of the 1999 Plan. To the extent permitted by applicable law, the Board of Directors may delegate to the Committee the power to make awards to participants in the 1999 Plan and all determinations under the 1999 Plan with respect thereto.

      Eligible Participants. Options under the 1999 Plan may be granted to employees, Directors, advisers and consultants of the Company, capable of contributing significantly to the successful performance of the Company. Currently, 225 of the Company's approximately 270 employees, Directors, advisers and consultants would be eligible to receive grants of options under the 1999 Plan.

      Shares Subject to the 1999 Plan. Subject to stockholder approval, a maximum of 500,000 shares of Common Stock will be available for issuance under the 1999 Plan. The shares of Common Stock to be delivered under the 1999 Plan may be authorized but unissued shares, shares previously reserved for issuance upon exercise of options which have expired or been terminated, or treasury shares. If any option granted under the 1999 Plan expires or terminates or is forfeited for any reason without having been exercised in full, the remaining shares covered thereby will be available for future grants under the 1999 Plan.

      Stock Options. Subject to the provisions of the 1999 Plan, the Committee may award options to purchase shares of Common Stock which are not intended to comply as incentive stock options under the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("nonqualified stock options").

      Option Price. The price at which any shares of Common Stock may be purchased pursuant to the exercise of an option granted under the 1999 Plan will be fixed by the Committee at the time each option is awarded. The closing price of the Company's Common Stock on 3/31/99 was $3.375.

      Exercise of Options. Each option granted under the 1999 Plan will continue in effect for such period as the Committee determines, and will be subject to such terms and conditions as the Committee may specify in the applicable award or thereafter. The Committee may impose such conditions with respect to the exercise of options, including conditions relating to applicable Federal or state securities laws, as it considers necessary or advisable. The Committee will determine the effect on an option awarded under the 1999 Plan of the disability, death, retirement or other termination of employment of an option holder and the extent to which, and the period during which, the option holder's legal representative, guardian or designated beneficiary may receive payment of an option awarded under the 1999 Plan or exercise rights thereunder.

      The purchase price for the shares of Common Stock must be paid in full upon exercise and may be paid in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the option, by delivery of a note or share of Common Stock owned by the optionholder, valued at their fair market value on the date of delivery, by the reduction of the shares of Common Stock that the option holder would be entitled to receive upon exercise of the option, such shares to be valued at their fair market value on the date of exercise, less their option price (a "cashless exercise"), or such other lawful consideration as the Committee may determine. In addition, the option holder may engage in a successive exchange (or series of exchanges) in which the shares of Common Stock that such option holder is entitled to receive upon the exercise of an option may be simultaneously utilized as payment for the exercise of an additional option or options.

      Changes in Common Stock. In the event that the Board of Directors determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the 1999 Plan, then the Board of Directors shall equitably adjust any or all of the number and kind of shares in respect of which option awards may be made under the 1999 Plan, the number and kind of shares subject to outstanding option awards, and the award, exercise or conversion price with respect to any of the foregoing. In addition, if appropriate, the Board of Directors may make provision for a cash payment with respect to an outstanding option award, provided that the number of shares subject to any option awarded under the 1999 Plan must always be a whole number.

      Change in Control. In order to preserve a participant's rights under an award, in event of a change of control of the Company, a Committee in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions (i). Provide for the acceleration of any time period relating to the exercise of the award, (ii.) provide for the purchase of an award upon the participant's request for an amount of cash or other property that could have been received upon the exercise of the award, had the award currently been exercisable, (iii) adjust the terms of the award in a manner determined by the Committee to reflect the change in control, (iv) to cause the award to be assumed, or new rights substituted therefore, by another entity, or
(v) make such other provisions as the Committee may consider equitable and in the best interest of the Company.

      Indemnity. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Company will be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the 1999 Plan. The
Company has agreed to indemnify the members of the Board of Directors, the members of the Committee and the employees of the Company in respect of any claim, loss, damage or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

      Amendment, Termination and Duration of the 1999 Plan. The Board of Directors may amend, suspend or terminate the 1999 Plan in whole or in part. Any amendments to the 1999 Plan will, however, be subject to stockholder approval to the extent required by the Internal Revenue Code of 1986, as amended form time to time, the rules under Section 16 of the Securities Exchange Act of 1934, as amended form time to time, rules of any stock exchange or over-the-counter stock market, on which the Company's Common Stock is traded or as otherwise required by law. The 1999 Plan will terminate ten years from the date of adoption by the Board of Directors. No option may be granted under the 1999 Plan thereafter, but such termination will not affect the validity of options granted prior to the date of termination.

      Federal Tax Consequences. The following general discussion of the Federal income tax consequences of the issuance and exercise of options granted under the 1999 Plan is based upon the provisions of the Internal Revenue Code as in effect on the date of this proxy statement (the "Code"), current regulations thereunder, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the Federal income tax consequences of the 1999 Plan or the requirements that must be met in order to qualify for the described tax treatment. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to the state tax laws. The 1999 Plan is not qualified under Section 401 of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

      Non-Qualified Stock Options under the 1999 Plan. The recipient of a non-qualified stock option under the 1999 Plan will not recognize any taxable income at the time the option is granted. Generally, the option holder will recognize ordinary taxable income at the time the option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. Certain employees and Directors eligible to participate in the 1999 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)") upon their sale of shares of Common Stock and this may affect their tax liability. In the case of exercise of an option by someone whose sale of shares of Common Stock would subject him or her to liability under Section 16(b), recognition of income by the option holder will be postponed. The Internal Revenue Service regulations have not yet been amended to conform with the recently revised rules under
Section 16(b). However, it is generally anticipated that the date of recognition (the "Recognition Date") will be the earlier of (i) six months after the date the option was granted, or (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six month period will instead run from the option holder's most recent grant or purchase of Common Stock prior to his or her exercise of the option. The option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares at that time over the exercise price. Despite this general rule, if the Recognition Date is after the date of exercise, then the option holder may make an election pursuant to Section 83(b) of the Code, in which case the option holder will recognize ordinary taxable income at the time the option is exercised and not on the later Recognition Date. In order to be effective, the 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days of exercise.

      The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a form 1099 that is timely provided to the option holder and filed with the Internal Revenue Service.

      When an option holder subsequently disposes of the shares of Common Stock received upon exercise of an option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period), in an amount equal to the difference between the sale price on the date of disposition and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the option.

      An option holder who pays the exercise price, in whole or in part, by delivering shares of Common Stock already owned by him or her will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules describe above. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis and holding period of the shares received will be equal to the basis and holding period of the shares surrendered. The basis of shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

Vote Required to Adopt the 1999 Plan

      The affirmative vote of a majority of holders of the Common Stock present in person or by proxy at the Meeting is required for adoption of Proposal No. 3.

         The Board of Directors recommends that stockholders vote FOR approval of Proposal No.3.

                                 PROPOSAL NO. 4
                         PROPOSAL TO ADOPT THE COMPANY'S
                          EMPLOYEE STOCK PURCHASE PLAN

      The Board of Directors has adopted, subject to stockholder approval, the Boston Biomedica, Inc. 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan").

Summary of the Stock Purchase Plan

      The following is a summary description of the Stock Purchase Plan and is qualified in its entirety by reference to the text of the Stock Purchase Plan which is set forth as Exhibit C to this proxy statement.

      Purpose. The Stock Purchase Plan is intended to provide employees of the Company with additional incentives by permitting them to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock.

      Administration. The Stock Purchase Plan will be administered by the Company's Compensation Committee, or such other committee consisting of not less than two members of the Company's Board of Directors appointed by the Board of Directors, who are not also employees of the Company.

      Eligible Participants. The Stock Purchase Plan provides that all employees of the Company (including Officers and Directors) who work more than 20 hours per week and more than five months in any calendar year and who have completed twelve consecutive months, or two years, whether or not consecutive, of employment on or before the first day of the applicable offering period are eligible to participate. However, no employee who holds five percent (5%) or more of the Company's Common Stock will be eligible to participate. Further, no employee may be granted an option pursuant to which the employee's right to purchase Common Stock under the Stock Purchase Plan accrues at a rate which exceeds $25,000 of fair market value of such stock per year. Approximately 200 employees would currently be eligible to participate in the Stock Purchase Plan.

      Offering Periods and Stock Options. Eligible employees of the Company elect to participate in the Stock Purchase Plan by giving notice to the Company and instructing the Company to withhold a specified dollar amount from the employee's salary during the following six-month period (the periods run from January 1st to June 30th and July 1st to December 31st and each is referred to as an "Offering Period"). The first Offering Period will commence on July 1, 1999. On the last business day of that Offering Period, the amount withheld is used to purchase Common Stock at a price equal to the lesser of 85% of the fair market value of the Common Stock on either the first day of the Offering Period or on the last day of the Offering Period, whichever is less (the "Exercise Price"). (For this purpose, fair market value is the average of the high and low sales prices as reported on the Nasdaq National Market System.) If no shares are traded on those days, the average of the fair market values on the immediately preceding and the next following business day on which shares are traded is used instead. The Company grants an option to each participant, on the first day of the Offering Period, to purchase, on the last day of the Offering Period, at the Exercise Price, that number of shares of Common Stock that his or her accumulated payroll deductions on the last day of the Offering Period will pay for at such price. The option is automatically deemed to be exercised if the employee is still a participant on the last day of the Offering Period. Participation ends automatically on termination of employment with the Company.

      Authorization for Entering the Plan and Allowable Payroll Deductions. A participating employee may authorize a payroll deduction of any whole dollar amount, equal to but not to exceed more than ten percent (10%) of his or her base pay (including commissions, if applicable), but not less than $10.00 per payroll period. Deductions from any employee's compensation may not be increased or decreased during an Offering Period. Under the Stock Purchase Plan, the number of shares purchased at the end of the Offering Period may not be more than 1,250 shares on any such date.

      Withdrawal from the Plan. An employee may withdraw from the Stock Purchase Plan, and withdraw all of the payroll deductions credited to his or her account under the Stock Purchase Plan, at any time prior to the last business day of any Offering Period. Upon such a withdrawal, the Company will refund without interest the entire remaining balance of the employee's deductions.

      Shares Subject to Stock Purchase Plan. The maximum number of shares of Common Stock which may be purchased by employees under the Stock Purchase Plan is 250,000 shares, subject to adjustments for stock splits, stock dividends and similar transactions. Such shares may be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market.

      Amendment of the Stock Purchase Plan. The Stock Purchase Plan may be amended by the Board of Directors from time to time in any respect; provided, however, that no amendment shall be effective without stockholder approval if the amendment would materially increase the number of shares of Common Stock which may be issued under the Stock Purchase Plan or change the class of employee eligible to participate in the Stock Purchase Plan.

      Federal Tax Consequences. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). An employee will not recognize income on the grant or exercise of an option under the Stock Purchase Plan, and the Company will not have a corresponding deduction. If the employee does not dispose of the shares of Common Stock for at least two years from the grant of an option under the Stock Purchase Plan, the employee will realize ordinary income upon disposition (including by sale, gift or death) in an amount equal to the lesser of: (i) the excess of the fair market value of the Common Stock at the time of disposition over the Option Exercise Price, or (ii) 15% of the fair market value of the Common Stock on the first day of the Offering Period. Gain in excess of this amount, if any, will be taxed as long-term capital gain. If the sale price is less than the price paid, the employee will not recognize any ordinary income, and any loss that he or she suffers on the sale will be a capital loss. The

Company will not have a deductible compensation expense as a result of the purchase of stock under the Stock Purchase Plan, unless there is a premature disposition, as described in the next paragraph.

      If shares purchased under the Stock Purchase Plan are sold by an employee within two years after the option is granted, then the employee will realize ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the Option Exercise Price. Any remaining gain will be treated as capital gain, which may be long or short term, depending on the time that the shares are held. If an employee does recognize ordinary income as a result of a premature disposition, a compensation deduction is allowed to the Company in an equal amount, provided the Company timely provides the recipient and the IRS with a form W-2 or W-2c, whichever is applicable.

      The foregoing summary of the effect of Federal income taxation upon the participant and the Company with respect to the purchase of shares under the Stock Purchase Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state, or foreign country in which the participant may reside.

Vote Required to Adopt the Stock Purchase Plan

      The affirmative vote of a majority of the votes of holders of the Common Stock present in person or by proxy at the Meeting is required for adoption of Proposal No. 4.

      The Board of Directors recommends that stockholders vote FOR approval of Proposal No. 4.

                                  OTHER MATTERS

Voting Procedures

      The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. A quorum, consisting of a majority of shares of all stock issued, outstanding and entitled to vote at the Meeting, will be required to be present in person or by proxy for consideration of the proposal to elect Directors, for the proposal to amend the Employee Stock Option Plan, for the proposal to adopt the 1999 Plan, and for the proposal to adopt the Stock Purchase Plan. The nominees for Director of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected Director of the Company. The affirmative vote of the holders of a majority of shares of Common Stock, present in person or represented by Proxy, at the Meeting and entitled to vote thereon, is required to approve the amendment of the Employee Stock Option Plan, to adopt the 1999 Plan, and to adopt the Stock Purchase Plan.

      Abstentions will have no effect on the outcome of the vote for the election of the Directors, but will have the effect of being cast against the proposal to amend the Employee Stock Option Plan, against the proposal to adopt the 1999 Plan, and against the proposal to adopt the Stock Purchase Plan even though the stockholder so abstaining intends a different interpretation. Shares of Common Stock held of record by brokers who do not return a signed and dated Proxy will not be considered present at the Meeting, will not be counted towards a quorum, and will not be voted in the election of Directors, on the proposal to amend the Employee Stock Option Plan, on the proposal to adopt the 1999 Plan, or on the proposal to adopt the Stock Purchase Plan. Shares of Common Stock held of record by brokers who return a dated and signed Proxy but who fail to vote on one of the proposals will count toward the quorum, but will count neither for nor against the Proposal not voted.

Independent Accountants

      The Board of Directors will review the appointment of PricewaterhouseCoopers LLP as the independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999. Such firm has served continuously in that capacity since 1993.

      A representative of PricewaterhouseCoopers LLP will be at the Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.


Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Executive Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq. Executive Officers, Directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Company's review of the copies of such Form(s) it has received and written representations from certain reporting persons that they were not required to file Form 5 for specified fiscal years, the Company believes that all of its Executive Officers, Directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended December 31, 1998.

Other Proposed Action

      The Board of Directors knows of no matters which may come before the Meeting other than the election of Directors, the proposal to amend the Boston Biomedica, Inc. Employee Stock Option Plan, the proposal to adopt the Boston Biomedica, Inc. 1999 Nonqualified Stock Option Plan and the proposal to adopt the Boston Biomedica, Inc. 1999 Employee Stock Purchase Plan. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals

      Proposals which stockholders intend to present at the Company's 2000 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials pursuant to Rule 14A-8 promulgated under the Securities Act of 1934, as amended, must be received by the Company no later than March 8, 2000. If a proponent fails to notify the Company by April 24, 2000 of a non-Rule 14A-8 stockholder proposal which it intends to submit at the Company's 2000 Annual Meeting of Stockholders, the Proxy solicited by the Board of Directors, with respect to such Meeting, may grant discretionary authority to the Proxies named therein, to vote with respect to such matter.

Incorporation By Reference

      To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report on Form 10-K

      Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to Investor Relations, Boston Biomedica, Inc., 375 West Street, West Bridgewater, Massachusetts 02379.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                    EXHIBIT A

                             BOSTON BIOMEDICA, INC.
                           EMPLOYEE STOCK OPTION PLAN

      1. Purpose. The purpose of this Boston Biomedica, Inc. Employee Stock Option Plan (the "Plan") is to provide increased incentives to employees of Boston Biomedica, Inc. and its Parent and Subsidiaries, if any (referred to, unless the context otherwise requires, as the "Corporation") to remain affiliated with the Corporation, to promote the success of the Corporation's business, to encourage new employees to become affiliated with the Corporation and to associate more closely the interests of such persons with those of the Corporation through the granting of options to acquire the capital stock of the Corporation.

      2. Definitions. As used herein, the following terms will have the indicated meaning:

      "Board" means the "Board of Directors" of the Corporation.

      "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

      "Committee" means the Committee of the Board as described in Section 4.

      "Corporation" means Boston Biomedica, Inc.

      "Fair Market Value" means, on the date for which the Fair Market Value is to be determined, the closing price of the Corporation's Stock on the New York Stock Exchange, American Stock Exchange or such other national securities exchange or the National Association of Securities Dealers Automated Quotation System on which the Stock is then traded, or if no such price is available or if the Stock is not then so traded, the fair market value reasonably determined by the Committee in good faith.

      "Incentive Stock Option" means any Option issued hereunder which is treated as an Incentive Stock Option under Section 422 of the Code.

      "Option" means the contractual right to purchase shares of Stock upon specified terms pursuant to this Plan.

      "Parent" has the meaning specified for "Parent Corporation" in Section 424(e) of the Code.

      "Permanent and Total Disability" has the meaning specified for permanent and total disability in Section 22(e)(3) of the Code.

      "Plan" means this Boston Biomedica, Inc. Employee Stock Option Plan.

      "Employees" means all those persons who are employed by the Corporation for a minimum of 20 hours per week.

      "Stock" means the Common Stock, $.01 par value, of the Corporation.

      "Subsidiary"  has the meaning  specified for  "Subsidiary  Corporation" in
Section 424(f) of the Code.

      "Ten Percent Stockholder" means an individual who directly or indirectly owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Corporation or any Parent or Subsidiary at the time an Incentive Stock Option is granted under this Plan.

      3. Stock Subject to the Plan. The aggregate number of shares of the Corporation's Stock that may be issued and sold under the Plan shall be 1,500,000 shares. The shares of Stock to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board of Directors, from (i) authorized but unissued shares, (ii) shares previously reserved for issuance upon exercise of Options which have expired or been terminated, or (iii) treasury shares and shares reacquired by the Corporation for this purpose, including shares purchased in the open market. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for grant under additional Options under the Plan so long as it shall remain in effect.

      4. Administration of the Plan.

      (a) The Plan shall be administered by the Committee. The Committee shall consist of at least one member appointed by the Board, and such member shall serve at the pleasure of the Board. The Board may from time to time appoint additional members of the Committee or remove members and appoint new members in substitution for those previously appointed and fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. At such time as any class of equity security of the Corporation is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), (i) the Committee shall consist of at least two members of the Board and (ii) no member of the Committee while a member thereof shall be eligible to participate in the Plan, nor may any person be appointed to the Committee unless he or she was not eligible to participate in the Plan or any other plan of the Corporation at any time within the one-year period immediately prior to such appointment as provided in Rule 16b-3 promulgated under the Act.

      (b) Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those Employees of the Corporation to whom Options shall be granted under the Plan; (ii) determine the number of shares of Stock subject to and the form of Options to be granted to such Employees; (iii) amend the number of shares covered by and the form of the Options to be granted; (iv) determine the time or times when Options shall be granted; (v) establish the terms and conditions upon which Options may be exercised and/or transferred; (vi) establish the terms and conditions, if any, upon which the shares of Stock issuable upon exercise of Options may be transferred, including, but not limited to the return of such shares to the Corporation upon the occurrence of certain events; (vii) alter any restrictions or conditions upon Options and/or the shares of Stock issuable upon exercise of Options; and (viii) adopt rules and regulations, establish, define and/or interpret any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

      (c) In making its determinations hereunder, the Committee shall take into account the nature of the services rendered or to be rendered by the Employees, their present and potential contributions to the success of the Corporation, and such other factors as the Committee, in its discretion, shall deem relevant in order to accomplish the purposes of the Plan.

      5. Eligibility. Options may be granted only to persons who are Employees as defined in Section 2 of ----------- this Plan.

      6. Terms of Options and Limitations Thereon.

      (a) General. Any Option granted under this Plan shall be evidenced by a written agreement between the Corporation and the Option holder and shall be upon such terms and conditions not inconsistent with this Plan as the Committee may determine. The Committee shall designate, at the time of the grant, whether the Option is an Incentive Stock Option. If the Option is not intended to be an Incentive Stock Option, but otherwise qualifies as an Incentive Stock Option under the Code, such agreement shall include the following, or a similar statement: "This Stock Option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended."

      (b) Price. The price at which any shares of Stock may be purchased pursuant to the exercise of an Option shall be for any lawful consideration determined by the Committee, but not less than par value, and, in the case of any Incentive Stock Option, such purchase price shall not be less than the Fair Market Value of the Stock on the date of the grant of the Option (or, in the case of Ten Percent Stockholders, 110% of the Fair Market Value on such date), without regard to any restrictions other than those restrictions which by their terms will never lapse.

      (c) Period of Option. Each Option granted under this Plan shall continue in effect for such period as the Committee shall determine, provided that no Incentive Stock Option, or installment thereof, may be exercisable subsequent to ten years from the date of grant (five years from the date of grant in the case of Incentive Stock Options issued to Ten Percent Stockholders). No Incentive Stock Option shall be exercisable beyond three months after the date upon which the Incentive Stock Option holder ceases to be an employee of the Corporation, except that the Committee may provide in the Incentive Stock Option that in the event of termination of employment by reason of death or Permanent and Total Disability of the holder, the Incentive Stock Option may be exercised by the holder or his or her estate for a period of up to one year after termination of employment. The Committee may provide for the termination of any Option upon termination of the Option holder's affiliation with the Corporation.

      (d) Non-Assignability. No Option or right or interest in an Option shall be assignable or transferable by the holder except by will or the laws of descent and distribution. During the lifetime of the holder, an Option shall be exercisable only by him or her.

      (e) Other Restrictions. At the discretion of the Committee, any Options granted and the shares of Stock issuable upon exercise of Options may be subject to restrictions on vesting or transferability or to risk of forfeiture upon the happening of such events as the Committee may determine, any of which may be accelerated or waived in the Committee's sole discretion.

      7. One Hundred Thousand Dollar Limitation. To the extent that the aggregate Fair Market Value of Stock with respect to which any incentive stock options of the Corporation issued under this Plan or any other plan of the Corporation (determined without regard to this Section) are exercisable for the first time by any holder during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Options which are not Incentive Stock Options. For the purpose of this limitation, Options shall be taken into account in the order granted, and the Committee may designate that portion of any Incentive Stock Option that shall be treated as not an Incentive Stock Option in the event that the provisions of this Section apply to a portion of any Option, unless otherwise required by the Code or regulations of the Internal Revenue Service. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise. For the purpose of this Section, Fair Market Value shall be determined as of the time the Option with respect to which such Stock is granted.

      8. Exercise of Options; Payment.

      (a) Options may be exercised in whole or in part at such time and in such manner as the Committee may determine and as shall be prescribed in the written agreement with each holder.

      (b) The purchase price of shares of Stock upon exercise of an Option shall be paid by the Option holder in full upon exercise and may be paid (i) in cash,
(ii) by delivery of shares of Stock (valued at Fair Market Value at the date of purchase of the shares of Stock subject to the Option), or (iii) any combination of cash and Stock, as the Committee may permit. The Committee also may allow the cashless exercise of Options, subject to applicable law.

      9. Stock Adjustments.

      (a) If the Corporation is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Board of Directors (or if the Corporation is not the surviving corporation, the board of Directors of the surviving corporation) shall have the power to make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new Options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.

      (b) If by reason of recapitalization, reclassification, stock split-up, combination of shares, separation (including a spin-off) or dividend on the Stock payable in Stock, the outstanding shares of Stock of the Corporation are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation, the Board of Directors shall conclusively determine the appropriate adjustment in the exercise prices of outstanding Options and in the number and kind of shares as to which outstanding Options shall be exercisable.

      (c) In the event of a transaction of the type described in paragraphs (a) and (b) above, the total number of shares of Stock on which Options may be granted under this Plan shall be appropriately adjusted by the Board of Directors.

      10. No Rights Other Than Those Expressly Created. No Employee of the Corporation or other person shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Option holder any right to be retained in the employ of the Corporation, (ii) giving any Option holder an equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. As to any claim for any unpaid amounts under this Plan, any person having a claim for payments shall be an unsecured creditor. No Option holder shall have any of the rights of a stockholder with respect to shares of Stock covered by an Option until such time as the Option has been exercised and shares of Stock have been issued to such person.

      11. Miscellaneous.

      (a) Withholding of Taxes. Pursuant to applicable Federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of an Option to, or exercise of an Option by, a holder. The Corporation may require, as a condition to the exercise of an Option, that the recipient pay the Corporation, at such time as the Committee or the Corporation determines, the amount of any taxes which the Committee or the Corporation may determine is required to be withheld or collected. In its discretion, the Corporation may withhold shares of Stock to be received upon exercise of an Option if it deems this an appropriate method for withholding or collecting taxes.

      (b) Legal and Other Requirements. Upon exercise of an Option, the holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the shares of Stock in compliance with the provisions of applicable Federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of shares of Stock upon any exercise of an Option until completion of such registration or other qualification of such shares under any Federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. The Committee may require that prior to the issuance or transfer of Stock upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Committee or the Corporation deems necessary or advisable under any applicable law, regulation or official interpretation thereof. No shares of Stock shall be issued upon exercise of Options unless and until the Corporation is satisfied, in its sole discretion, that there has been compliance with all legal requirements applicable to the issuance of such shares. Certificates of Stock issued hereunder may be legended to reflect such restrictions.

      (c) Indemnity. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Corporation, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Corporation in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

      12. Effective Date; Amendment; Termination.

      (a) The effective date of this Plan shall be the date of adoption by the Board of Directors; provided, however, that the Plan is subject to the approval of the stockholders at the next meeting of stockholders of the Corporation and within twelve months from the effective date of this Plan.

      (b) The date of grant of any Option granted hereunder shall be the date upon which such Option shall be voted by the Committee, unless the vote expressly otherwise provides.

      (c) The Board of Directors of the Corporation may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part; provided, however, that the Board of Directors may not materially increase the benefits accruing to participants in the Plan, materially increase the number of shares of Stock reserved for purposes of this Plan other than pursuant to an adjustment under Section 9, or materially modify the requirements as to eligibility for participation in this Plan without stockholder approval.

      (d) Without amending this Plan, except to the extent required by the Code in the case of Incentive Stock Options, the Committee may modify grants made to participants who are foreign nationals or otherwise employed outside the United States so as to recognize differences in local law, tax policy or custom.

      (e) Except as provided herein, no amendment, suspension or termination of this Plan may affect the rights of any person to whom an Option has been granted without such person's consent.

      (f) Stockholder approval of this Plan or any amendment requiring stockholder approval under paragraph (c) shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders unless a greater vote is required by state or Federal law. Stockholder approval may be obtained by written consent or other means permitted by applicable state law.

      (g) This Plan shall terminate ten (10) years from the earlier of the date of stockholder approval of the Plan or its effective date, and no Option shall be granted under this Plan thereafter, but such termination shall not affect the validity of Options granted prior to the date of termination.

      (h) This Plan and all Options granted hereunder shall be governed by the law of the state in which the Corporation is incorporated.

Date of Board of Director Adoption:  March 29, 1994

Date of Stockholder Approval:  June 29, 1994

                                                  A true copy.

                                                  ATTEST:


                                                  ------------------------------
                                                  Clerk

                                    EXHIBIT B

                              BOSTON BIOMEDICA INC.
                       1999 NONQUALIFIED STOCK OPTION PLAN

1.  Name and Purpose
    ----------------
      This plan shall be known as the Boston Biomedica, Inc. 1999 Non-Qualified Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain employees, Directors, advisers and consultants and provide an incentive for them to assist Boston Biomedica, Inc. (the "Company") to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

2. Definitions
   -----------

(a)   "Award" means any Option awarded under the Plan.

(b)   "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the full Board, or such other Committee consisting solely of two or more non-employee Directors.

(e) "Common Stock" or "Stock" means the Common Stock, par value $.01 per share, of the Company.

(f) "Company" means Boston Biomedica, Inc. and any business entity in which Boston Biomedica, Inc. owns directly or indirectly 50% or more of the total combined voting power.

(g) "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

(h) "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

(i) "Nonqualified Stock Option" means an option to purchase shares of Common Stock, awarded to a Participant under Section 6, which is not intended to comply as an incentive stock option under Section 422 of the Code or any successor provision.

(j)   "Option" means a Nonqualified Stock Option.

(k)   "Option Price" means the exercise price of an Option.

(l) "Participant" means a person eligible pursuant to Section 4 hereof and selected by the Board to receive an Award under the Plan.

3.  Administration
    --------------

      The Plan shall be administered by the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committe's decisions shall be final and binding. To the extent permitted by applicable law, the Board may delegate to the Committee the power to make Awards to Participants and all determinations under the Plan with respect thereto.


4.  Eligibility
    -----------

      All employees, Directors, advisers and consultants of the Company, capable of contributing significantly to the successful performance of the Company are eligible to be Participants in the Plan.


5.  Stock Available for Awards
    --------------------------

(a) Subject to adjustment under subsection (b), Awards may be made under the Plan of Options to acquire not in excess of 500,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired Company shall not reduce the shares available for Awards under the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the Option Price, Award, or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

6.  Stock Options
    -------------

(a) Subject to the provisions of the Plan, the Committee may award Nonqualified Stock Options and determine the number of shares to be covered by each Option, the Option Price therefor and the conditions and limitations applicable to the exercise of the Option.

(b) The Committee shall establish the Option Price at the time each Option is awarded.

(c) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable Federal or state securities laws, as it considers necessary or advisable.

(d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionholder, valued at their Fair Market Value on the date of delivery, by the reduction of the shares of Common Stock that the optionholder would be entitled to receive upon exercise of the Option, such shares to be valued at their Fair Market Value on the date of exercise, less their Option Price (a so-called "cashless exercise"), or such other lawful consideration as the Committee may determine. In addition, an optionholder may engage in a successive exchange (or series of exchanges) in which the shares of Common Stock that such optionholder is entitled to receive upon the exercise of an Option may be simultaneously utilized as payment for the exercise of an additional Option or Options.

(e) The Committee may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.


7.  General Provisions Applicable to Awards
    ---------------------------------------

(a)   Documentation.  Each Award under the Plan shall be  evidenced by a writing
      --------------
      delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b)   Committee Discretion.  The terms of each Award need not be identical,  and
      ---------------------
      the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

(c)   Settlement.  The Committee shall  determine  whether Awards are settled in
      -----------
      whole or in part in cash, Common Stock, other securities of the Company, Awards or other property.

(d)   Termination of Employment.  The Committee shall determine the effect on an
      --------------------------
      Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

(e)   Change in Control.  In order to preserve a  Participant's  rights under an
      ------------------
      Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Award,
      (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise of the Award had the Award been currently exercisable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

(f)   Withholding.  The Participant shall pay to the Company,  or make provision
      ------------
      satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(g)   Amendment of Award.  The  Committee  may amend,  modify or  terminate  any
      -------------------
      outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.


8.  Miscellaneous
    -------------

(a)   No Right To  Employment.  No  person  shall  have any claim or right to be
      ------------------------
      granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)   No Rights As  Stockholder.  Subject to the  provisions  of the  applicable
      --------------------------
      Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

(c)   Governing  Law.  The  provisions  of the  Plan  shall be  governed  by and
      ---------------
      interpreted in accordance with the laws of the State of Delaware.

(d)   Indemnity. Neither the Board nor the Committee, nor any members of either,
      ----------
      nor any employees of the Company or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

(e)   Effective  Date of Plan. The effective date of this Plan shall be the date
      ------------------------
      of adoption by the Board of Directors. If the Plan is subject to the approval of the stockholders under paragraph (f) below, upon such approval it shall be effective as of the date of adoption by the Board of Directors. The Committee may grant Awards under the Plan prior to any such required stockholder approval, and any such Awards which are of a type that require stockholder approval shall become effective as of the date of grant upon receipt of such approval.

(f)   Stockholder Approval.  The adoption of this Plan, or any amendment hereto,
      ---------------------
      shall be subject to approval by stockholders only to the extent required by (i) the Code, (ii) the rules under Section 16 of the Securities Exchange Act of 1934, as amended from time to time, (iii) rules of any stock exchange or over-the-counter stock market, or (iv) as otherwise required by law. Any such approval shall be obtained within the time required by such law or rule. Any stockholder approval of this Plan or any amendment so required shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders, unless a greater vote is required by state corporation law or the law or rule requiring stockholder approval, in which case such greater requirement shall apply.

(g)   Amendment of Plan. The Board of the Company may at any time, and from time
      ------------------
      to time, amend, suspend or terminate this Plan in whole or in part; provided, however, that the Board may not modify the Plan in a manner requiring the approval of stockholders under paragraph (f) above unless such approval is obtained to the extent required.

(h)   Term of  Plan.  This  Plan  shall  terminate  ten  years  from the date of
      --------------
      adoption by the Board, and no Award shall be granted under this Plan thereafter, but such termination shall not affect the validity of Awards granted prior to the date of termination.

                                    EXHIBIT C

                             BOSTON BIOMEDICA, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.

      The Boston Biomedica, Inc. 1999 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Boston Biomedica, Inc. (the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's $.01 par value common stock (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2. Eligible Employees.

      (a) All employees of the Company or any of its participating subsidiaries who have completed twelve consecutive months, or two years, whether or not consecutive, of employment with the Company or any of its participating subsidiaries on or before the first day of the applicable Offering Period (as defined below) shall be eligible to receive options under this Plan to purchase the Company's Common Stock. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

      (b) For the purpose of this Plan, the term employee shall not include an employee whose customary employment is for less than twenty (20) hours per week or is for less than five (5) months in any calendar year.

3. Stock Subject to the Plan.

      The stock subject to the options granted hereunder shall be shares of the Company's authorized but unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 250,000, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like. If the number of shares of Common Stock reserved and available for any Offering Period (as defined hereto) is insufficient to satisfy all purchase requirements for that Offering Period, the reserved and available shares for that Offering Period shall be apportioned among participating employees in proportion to their options.

4. Offering Periods and Stock Options.

      (a) Six month periods during which payroll deductions will be accumulated under the Plan ("Offering Periods") will commence on January 1st and July 1st of each year and end on June 30 or December 31 next following the commencement date. The first Offering Period shall commence on July 1, 1999 and end on December 31, 1999. Each Offering Period includes only regular pay days falling within it. The Offering Commencement Date is the first day of each Offering Period. The Offering Termination Date is the applicable date on which an Offering Period ends under this Section.

      (b) On each Offering Commencement Date, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the Offering Termination Date at the Option Exercise Price, as provided in this paragraph (b), that number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on the Offering Termination Date (including any amount carried forward pursuant to Article 8 hereof) will pay for at the Option Exercise Price; provided that such employee remains eligible to participate in the Plan throughout such Offering Period. The Option Exercise Price for each Offering Period shall be the lesser of (i) eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Commencement Date, or (ii) eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Termination Date, in either case rounded up to avoid fractions other than multiples of 1/8. In the event of an increase or decrease in the number of outstanding shares of Common Stock through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Exercise Price per share provided for under the Plan, either by a proportionate increase in the number of shares and proportionate decrease in the Option Exercise Price per share, or by a proportionate decrease in the number of shares and a proportionate increase in the Option Exercise Price per share, as may be required to enable an eligible employee who is then a participant in the Plan to acquire on the Offering Termination Date that number of full shares of Common Stock as his accumulated payroll deductions on such date will pay for at the Option Exercise Price, as so adjusted.

      (c) For purposes of this Plan, the term "fair market value" on any date means, if the Common Stock is listed on a national securities exchange or is on the NASDAQ National Market System ("NASDAQ NMS"), the average of the high and low sales prices of the Common Stock on such date on such exchange or as reported on NASDAQ NMS or, if the Common Stock is traded in the over-the-counter securities market, but not on the NASDAQ NMS, the average of the high and low bid quotations for the Common Stock on such date, each as published in the Wall Street Journal. If no shares of Common Stock are traded on the Offering Commencement Date or Offering Termination Date, the fair market value will be determined by taking the average of the fair market values on the immediately preceding and the next following business days on which shares of Common Stock are traded.

      (d) For purposes of this Plan the term "business day" as used herein means a day on which there is trading on the NASDAQ NMS or such other national securities exchange on which the Common Stock is listed.

      (e) No employee shall be granted an option which permits his rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or participating subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with and shall be construed in accordance with Section 423(b)(8) of the Code.

5. Exercise of Option.

      Each eligible employee who continues to be a participant in the Plan on the Offering Termination Date shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date, plus any amount carried forward pursuant to Article 8 hereof, will pay for at the Option Exercise Price, but in no event may an employee purchase shares of Common Stock in excess of 1,250 shares of Common Stock on any Offering Termination Date. If a participant is not an employee on the Offering Termination Date and throughout an Offering Period, he or she shall not be entitled to exercise his or her option. All options issued under the Plan shall, unless exercised as set forth herein, expire at the end of the Offering Termination Date with respect to the Offering Period during which such options were issued.

6. Authorization for Entering Plan.

      (a) An eligible employee may enter the Plan by filling out, signing and delivering to the Chief Financial Officer of the Company or his designee an authorization ("Authorization"):

      i.    stating the amount to be deducted regularly from his or her pay;

      ii. authorizing the purchase of stock for him or her in each Offering Period in accordance with the terms of the Plan;

      iii. specifying the exact name in which Common Stock purchased for him or her is to be issued in accordance with Article 11 hereof; and

      iv. at the discretion of the employee in accordance with Article 14, designating a beneficiary who is to receive any Common Stock and/or cash in the event of his or her death.

Such Authorization must be received by the Chief Financial Officer of the Company or his designee at least ten (10) business days before an Offering Commencement Date.

      (b) The Company will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid thereon. Participating employees may not make any separate cash payments into their account.

      (c) Unless an employee files a new Authorization or withdraws from the Plan, his or her deductions and purchases under the Authorization he or she has on file under the Plan will continue as long as the Plan remains in effect. An employee may increase or decrease the amount of his or her payroll deductions as of the next Offering Commencement Date by filling out, signing and delivering to the Chief Financial Officer of the Company or his designee a new Authorization. Such new Authorization must be received by the Chief Financial Officer of the Company or his designee at least ten (10) business days before the date of such next Offering Commencement Date.

1. Allowable Payroll Deductions.

      An employee may authorize payroll deductions in any whole dollar amount up to but not more than ten percent (10%) of his or her base pay; provided, however, that the minimum deduction in respect of any payroll period shall be one percent (1%) of his or her base pay but in no event less than ten dollars ($10); and provided further that the maximum percentage shall be reduced to meet the requirements of Section 4(e) hereof. Base pay means regular straight-time earnings and, if applicable, commissions, but excluding payments for overtime, bonuses, and other special payments.

2. Unused Payroll Deductions.

      Only full shares of Common Stock may be purchased. Any balance remaining in an employee's account after a purchase will be reported to the employee and will be carried forward to the next Offering Period. However, in no event will the amount of the unused payroll deductions carried forward from a payroll period exceed the Option Exercise Price per share for the immediately preceding Offering Period. If for any Offering Period the amount of unused payroll deductions should exceed the Option Exercise Price per share, the amount of the excess for any participant shall be refunded to such participant, without interest.

3. Change in Payroll Deductions.

      Deductions may not be increased or decreased during an Offering Period.

4. Withdrawal from the Plan.

      (a) An employee may withdraw from the Plan and withdraw all but not less than all of the payroll deductions credited to his or her account under the Plan at any time prior to the Offering Termination Date by delivering a notice to the Chief Financial Officer of the Company or his designee (a "Withdrawal Notice") in which event the Company will promptly refund without interest the entire balance of such employee's deductions not theretofore used to purchase Common Stock under the Plan.

      (b) If an employee withdraws from the Plan, the employee's rights under the Plan will be terminated and no further payroll deductions will be made. To reenter, such an employee must file a new Authorization at least ten (10) business days before the next Offering Commencement Date. Such Authorization will become effective for the Offering Period that commences on such Offering Commencement Date. Notwithstanding the foregoing, employees who are subject to
Section 16 of the Securities Exchange Act of 1934, as amended, who withdraw from the Plan may not reenter the Plan until the next Offering Commencement Date which is at least six months following the date of such withdrawal.

5. Issuance of Stock.

      Upon written request, certificates for Common Stock will be issued and delivered to participants as soon as practicable after each Offering Period. Common Stock purchased under the Plan will be issued only in the name of the employee, or in the case of employees who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, if the employee's Authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship. The Committee may require that shares be held on deposit with a participating broker or agent.

6. No Transfer or Assignment of Employee's Rights.

      An employee's rights under the Plan are his or hers alone and may not be transferred or assigned to, or availed of by, any other person. Any option granted to an employee may be exercised only by him or her, except as provided in Article 13 in the event of an employee's death.

7. Termination of Employee's Rights.

      (a) Except as set forth in the last paragraph of this Article 13, an employee's rights under the Plan will terminate when he or she ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status, failure to remain in the customary employ of the Company for greater than twenty (20) hours per week, or for any other reason. A Withdrawal Notice will be considered as having been received from the employee on the day his or her employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded.

      (b) If an employee's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him or her on the day the interruption occurs.

      (c) Upon termination of the participating employee's employment because of death, the employee's beneficiary (as defined in Article 14) shall have the right to elect, by written notice given to the Chief Financial Officer of the Company or his designee prior to the expiration of the sixty (60) day period commencing with the date of the death of the employee, either (i) to withdraw, without interest, all of the payroll deductions credited to the employee's account under the Plan, or (ii) to exercise the employee's option for the purchase of shares of Common Stock on the next Offering Termination Date following the date of the employee's death for the purchase of that number of full shares of Common Stock reserved for the purpose of the Plan which the accumulated payroll deductions in the employee's account at the date of the employee's death will purchase at the applicable Option Exercise Price (subject to the maximum number set forth in Article 5), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Chief Financial Officer of the Company or his designee, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the employee's account at the date of the employee's death and the same will be paid promptly to said beneficiary, without interest.

8. Designation of Beneficiary.

      A participating employee may file a written designation of a beneficiary who is to receive any Common Stock and/or cash in case of his or her death. Such designation of beneficiary may be changed by the employee at any time by written notice. Upon the death of a participating employee and upon receipt by the Company of proof of the identity and existence at the employee's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participating employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such employee's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the employee, or if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company, in the discretion of the Committee, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the employee as the Committee may designate. No beneficiary shall, prior to the death of the employee by whom he or she has been designated, acquire any interest in the Common Stock or cash credited to the employee under the Plan.

9. Termination and Amendments to Plan.

      (a) The Plan may be terminated at any time by the Company's Board of Directors, effective on the next following Offering Termination Date. Notwithstanding the foregoing, it will terminate when all of the shares of Common Stock reserved for the purposes of the Plan have been purchased. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded without interest.

      (b) The Board of Directors reserves the right to amend the Plan from time to time in any respect; provided, however, that no amendment shall be effective without stockholder approval if the amendment would, except as provided in Articles 3, 4, 24 and 25, increase the aggregate number of shares of Common Stock to be offered under the Plan or change the class of employees eligible to participate under the Plan.

10. Limitations of Sale of Stock Purchased Under the Plan.

      Common  Stock  purchased  under the Plan by  employees  who are subject to
Section 16 of the Securities Exchange Act of 1934, as amended, may not be sold for six (6) months after the Offering Termination Date on which such shares were purchased, unless such transaction shall be exempt from Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Thereafter, such employees may sell Common Stock purchased under the Plan at any time. Notwithstanding the foregoing, because of certain Federal tax requirements, all employees will agree by entering the Plan, promptly to give the Company notice of any such Common Stock disposed of within two years after the Offering Commencement Date on which the related option was granted showing the number of such shares disposed of. The employee assumes the risk of any market fluctuations in the price of such Common Stock. Certificates representing shares of Common Stock purchased under the Plan will bear a legend reflecting the restrictions on transfer set forth herein.

11. Company's Payment of Expenses Related to Plan.

      The Company will bear all costs of administering and carrying out the Plan.

12. Participating Subsidiaries.

      The term "participating subsidiaries" shall mean any subsidiary of the Company which is designated by the Committee (as defined in Article 19) to participate in the Plan. The Committee shall have the power to make such designation before or after the Plan is approved by the stockholders.

13. Administration of the Plan.

      (a) The Plan shall be administered by a committee of non-employee Directors as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, appointed by the Board of Directors of the Company, which shall be the Company's Compensation Committee (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee.

      (b) The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      (c) The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under said Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by that Committee.

      (d) Promptly after the end of each Offering Period, the Committee shall prepare and distribute to each participating employee in the Plan a report containing the amount of the participating employee's accumulated payroll deductions as of the Offering Termination Date, the Option Exercise Price for such Offering Period, the number of shares of Common Stock purchased by the participating employee with the participating employee's accumulated payroll deductions, and the amount of any unused payroll deductions either to be carried forward to the next Offering Period, or returned to the participating employee without interest.

      (e) No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company shall indemnify each member of the Board of Directors and the Committee to the fullest extent permitted by law with respect to any claim, loss, damage or expense (including counsel fees) arising in connection with their responsibilities under this Plan.

14. Optionees Not Stockholders.

      Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the Company with respect to the shares covered by such option until such shares have been purchased by and issued to him or her.

15. Application of Funds.

      The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any corporate purposes, and the Company shall not be obligated to segregate participating employees' payroll deductions.

16. Governmental Regulation.

      The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

      In this regard, the Board of Directors may, in its discretion, require as a condition to the exercise of any option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the option shall be effective.

17. Transferability.

      Neither payroll deductions credited to an employee's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 10.

18. Effect of Changes of Common Stock.

      If the Company should subdivide or reclassify the Common Stock which has been or may be optioned under the Plan, or should declare thereon any dividend payable in shares of such Common Stock, or should take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any individual participating employee) shall be adjusted accordingly.

19. Merger or Consolidation.

      If the Company should at any time merge into or consolidate with another corporation, the Board of Directors may, at its election, either (i) terminate the Plan and refund without interest the entire balance of each participating employee's payroll deductions, or (ii) entitle each participating employee to receive on the Offering Termination Date upon the exercise of such option for each share of Common Stock as to which such option shall be exercised the securities or property to which a holder of one share of the Common Stock was entitled upon and at the time of such merger or consolidation, and the Board of Directors shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of this Article 25 shall thereafter be applicable, as nearly as reasonably possible. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

20. Withholding of Additional Federal Income Tax.

      The Company will undertake such withholding in connection with the Plan as it determines appropriate, in its sole discretion.

21. Approval of Stockholders.

      The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of the Company, which approval must occur no later than the end of the first Offering Period after the date the Plan is adopted by the Board of Directors. Options may be granted under the Plan prior and subject to such stockholder approval. If the Plan is not so approved by the stockholders, all payroll deductions from participating employees shall be returned without interest and all options so granted shall terminate.

PROXY                        BOSTON BIOMEDICA, INC.                        PROXY


      The undersigned hereby appoints Richard T. Schumacher and Kevin W. Quinlan, and each of them, acting singly, with full power of substitution, attorneys, and proxies to represent the undersigned at the 1999 Special Meeting in Lieu of Annual Meeting of Stockholders of Boston Biomedica, Inc. to be held on Tuesday, July 20, 1999, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO AMEND THE BOSTON BIOMEDICA, INC. EMPLOYEE STOCK OPTION PLAN, FOR THE PROPOSAL TO ADOPT THE BOSTON BIOMEDICA, INC. 1999 NONQUALIFIED STOCK OPTION PLAN, AND FOR THE PROPOSAL TO ADOPT THE BOSTON BIOMEDICA, INC. 1999 STOCK PURCHASE PLAN.

                  Continued, and to be signed, on reverse side
         (Please fill in the reverse side and mail in enclosed envelope)

[x] Please mark votes as in this example.

The Board of Directors recommends a vote FOR the election of the nominees as Directors.

1. Election of Directors:

Nominees:  Richard T. Schumacher  and  Kevin W. Quinlan

[ ] FOR THE NOMINEES      [ ] WITHHOLD AUTHORITY to vote for the nominees

The Board of Directors recommends a vote FOR Proposal 2.

2. Amend the Boston Biomedica Inc. Employee Stock Option Plan:

[ ] FOR [ ] AGAINST  [ ] ABSTAIN

The Board of Directors recommends a vote FOR Proposal 3.

3. Adopt the Boston Biomedica Inc. 1999 Nonqualified Stock Option Plan:

[ ] FOR [ ] AGAINST  [ ] ABSTAIN

The Board of Directors recommends a vote FOR Proposal 4.

4. Adopt the Boston Biomedica Inc. 1999 Employee Stock Purchase Plan:

[ ] FOR [ ] AGAINST  [ ] ABSTAIN


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.
--------------------------------------------------------------------------------


                                                    MARK HERE FOR ADDRESS CHANGE
                                                    AND NOTE AT LEFT

                                                       [ ]


(Signatures  should  be  the  same  as  the  name  printed  hereon.   Executors,
administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing).

Signature: ____________________Title: _________________________Date: __________


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Signature: ____________________Title: _________________________Date: __________

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